UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 4, 2017

Aerojet Rocketdyne Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-01520	34-0244000
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 N. Sepulveda Blvd, Suite 500, El Segundo, California		90245
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (310) 252-8100

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Aerojet Rocketdyne Holdings, Inc. (the “Company”) held its 2017 annual meeting of stockholders (the “Annual Meeting”) on May 4, 2017 virtually, conducted via a live webcast. At the Annual Meeting, the Company’s stockholders were asked to vote upon:

1.	The election of eight directors to the Company’s Board of Directors to serve until the 2018 annual meeting of stockholders. The nominees for election were Thomas A. Corcoran, Eileen P. Drake, James R. Henderson, Warren G. Lichtenstein, Lance W. Lord, Merrill A. McPeak, James H. Perry and Martin Turchin;
2.	An advisory vote to approve a resolution to approve executive compensation;
3.	An advisory vote on the frequency of the advisory vote regarding the resolution to approve executive compensation; and
4.	The ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”), an independent registered public accounting firm, as independent auditors of the Company for the fiscal year ending December 31, 2017.

The results of the matters voted on at the Annual Meeting, based on the presence in person or by proxy of holders of record of 71,575,200 shares of the 74,564,946 shares of the Company’s common stock entitled to vote, were as follows:

1.	The election of each of Ms. Drake and Messrs. Corcoran, Henderson, Lichtenstein, Lord, McPeak, Perry and Turchin as directors of the Company to serve until the 2018 annual meeting of stockholders, and until his or her successor is elected and qualified, was approved as follows:

	For	Withheld	Broker Non-Votes
Thomas A. Corcoran	57,507,542	10,022,571	4,045,087
Eileen P. Drake	65,578,087	1,952,026	4,045,087
James R. Henderson	48,481,309	19,048,804	4,045,087
Warren G. Lichtenstein	60,105,812	7,424,301	4,045,087
Lance W. Lord	40,257,007	27,273,106	4,045,087
Merrill A. McPeak	57,001,594	10,528,519	4,045,087
James H. Perry	40,144,784	27,385,329	4,045,087
Martin Turchin	48,308,446	19,221,667	4,045,087

2.	The stockholders approved an advisory resolution on executive compensation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
55,466,007	11,649,664	414,442	4,045,087

3.	The stockholders voted on the frequency of the advisory vote regarding the resolution to approve executive compensation. The voting results were as follows:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
53,705,556	88,184	11,296,563	2,439,810	4,045,087

4.	The stockholders ratified the appointment of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
68,856,830	2,083,091	635,279	0

After considering the results of the stockholder advisory vote, the Company has determined that the frequency for which the Company should include an advisory vote regarding the compensation of its named executive officers in its future proxy statements for stockholder consideration shall be every year, until the next required vote on the frequency of such an advisory vote or the Board of Directors otherwise determines that a different frequency for such advisory vote is in the best interest of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 5, 2017	AEROJET ROCKETDYNE HOLDINGS, INC.

	By:	/s/ Arjun L. Kampani
		Name:	Arjun L. Kampani
		Title:	Vice President, General Counsel and Secretary